EXHIBIT 99

                                  CERTIFICATION
                      (PURSUANT TO 18 U.S.C. SECTION 1350)



     The undersigned hereby certifies that, to his knowledge, (I) the Form 10-Q filed by First Citizens Bancorporation of South Carolina, Inc. (the "Company") for the quarter ended March 31, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (II) the information contained in that report fairly presents, in all material respects, the financial condition at March 31, 2003, March 31, 2002 and December 31, 2002, and the results of operations of the Company for the quarters ended March 31, 2003 and March 31, 2002.




Date:  May 15, 2003                           /s/  Jim B. Apple
                                              -----------------
                                              Jim B. Apple
                                              Chief Executive Officer



Date:  May 15, 2003                           /s/  Craig L. Nix
                                              -----------------
                                              Craig L. Nix
                                              Chief Financial Officer


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